UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 13, 2006

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                               MRU HOLDINGS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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          DELAWARE                   000-33487                 33-0954381
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(STATE OR OTHER JURISDICTION  (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
     OF INCORPORATION)                                    IDENTIFICATION NUMBER)

          1114 AVENUE OF THE AMERICAS
               NEW YORK, NEW YORK                               10036
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)

                                 (212) 754-0774
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement
communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

      On February 13, 2006, MRU Holdings, Inc. ("MRU" or the "Company") completed a sale of 6,578,948 shares of its Series B Convertible Preferred Stock, par value $0.001 per share (the "Series B Preferred Stock") and warrants to acquire 2,138,158 shares of Series B Preferred Stock, to certain accredited investors. Each share of Series B Preferred Stock was sold to the investors for a purchase price of $3.80 per share. The warrants provide the investors with the right to acquire shares of the Company's Series B Preferred Stock at a purchase price of $3.80 per share, for a three year period. In this transaction, the Company received total consideration of $25 million, including both cash consideration and the cancellation of certain obligations with respect to debt owed to the purchasers of the Series B Preferred Stock.

      The sale of the Series B Preferred Stock to the accredited investors was consummated according to the terms of a Securities Purchase Agreement dated December 31, 2005, a form of which was included as an exhibit with the Company's Current Report on 8-K filed with the Securities and Exchange Commission (the "SEC") on January 6, 2006 (the "Securities Purchase Agreement").

      The private offering discussed above is exempt from registration under
Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), or Rule 506 of Regulation D, promulgated by the SEC. With respect to the issuance of Series B Preferred Stock to the accredited investors, no general solicitation was made by the Company or by any person acting on the Company's behalf; the Series B Preferred Stock was sold subject to transfer restrictions, and the certificates for the shares and warrants contained an appropriate legend stating that the Series B Preferred Stock has not been registered under the Securities Act and may not be offered or sold absent registration or an exemption therefrom.

      Under the terms of the Securities Purchase Agreement, the Company is obligated to file a registration statement, within one year of the date of issuance of the shares of Series B Preferred Stock, registering for resale the shares of MRU's common stock issuable upon conversion of the shares of Series B Preferred Stock and upon conversion of the shares of Series B Preferred Stock issuable on exercise of the warrants. The Company undertook to use its best efforts to cause the Securities and Exchange Commission to declare such registration statement effective as promptly as practicable, but in no event later than February 13, 2007.

      No underwriters were involved in connection with the sale of Series B Preferred Stock discussed above.

ITEM 3.03. MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

      In connection with the February 13, 2006 sale of Series B Preferred Stock to accredited investors, as set forth in Item 3.02 of this Current Report on Form 8-K, the Company amended and restated its certificate of incorporation to create the Series B Preferred Stock and set forth the rights and preferences of the Series B Preferred Stock. The amended and restated certificate of incorporation of the Company modified certain rights of holders of the Company's common stock and Series A Convertible Preferred Stock.

      The amendment and restatement of MRU's certificate of incorporation was approved by the holders of a majority of the Company's common stock and Series A Convertible Preferred Stock by written consent dated December 30, 2005. The approval by written consent and the material terms of the amended and restated certificate of incorporation were disclosed to the Company's stockholders on a definitive Schedule 14C Information Statement, filed with the Securities and Exchange Commission and mailed to all the Company's stockholders on January 23, 2006. The Schedule 14C Information Statement filed with the SEC on January 23, 2006, and all exhibits thereto, are hereby incorporated by reference in this Current Report on Form 8-K.

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ITEM 5.03. AMENDMENTS TO THE COMPANY'S CERTIFICATE OF INCORPORATION.

      Reference is made to the disclosure set forth under Item 3.03 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (d)   Exhibits.

      3.5   Amended and Restated Certificate of Incorporation of MRU Holdings,
            Inc.







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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this current report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     MRU HOLDINGS, INC.



Date: February 14, 2005             By: /s/ Edwin J. McGuinn, Jr.
                                       --------------------------------
                                    Name:   Edwin J. McGuinn, Jr.
                                    Title:  Chairman and Chief Executive Officer





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EXHIBIT INDEX

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EXHIBIT NO.      EXHIBIT                        REFERENCE
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3.5              Amended and Restated           Incorporated by reference to
                 Certificate of                 Appendix A of the Definitive
                 Incorporation of               Schedule 14C Information
                 MRU Holdings, Inc.             Statement filed with the
                                                Securities and Exchange
                                                Commission on January 23, 2006.

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